THIS SECURITY HAS BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT.

                              AU BON PAIN CO., INC.

                         ------------------------------

                             STOCK PURCHASE WARRANT

                         ------------------------------


Right to Purchase up to                              Certificate No. PG
______ shares of Common Stock                        Dated as of July 24, 1996
(subject to adjustment as provided herein)

     1. GRANT. For consideration of $______ and other value received, AU BON PAIN CO., INC., a Delaware corporation (the "Company"), hereby grants to Princes Gate Investors, L.P., or its registered assigns (the "Holder"), at the exercise price set forth in Section 3 below, the right to purchase up to __________ shares ("Warrant Shares") of the Company's Class A Common Stock, par value $.0001 per share (the "Common Stock"). The number of Warrant Shares to be received upon the exercise of this Warrant and the price to be paid per Warrant Share are subject to adjustment from time to time as hereinafter set forth. Capitalized terms used but not separately defined herein shall have the meanings assigned to them in the Investment Agreement dated as of July 24, 1996 among the Company, certain of its subsidiaries, Allied Capital Corporation, Allied Capital Corporation II, and Capital Trust Investments, Ltd.

     2. EXERCISE PERIOD. The right to exercise this Warrant, in whole or in part, shall commence as of the date hereof, and shall expire on that date (the "Expiration Date") which is the fifth anniversary of the date hereof.

     3. EXERCISE PRICE. The exercise price of this Warrant shall be $______ per Warrant Share (the "Exercise Price"), subject to adjustment from time to time as provided herein.

     4. CERTAIN ADJUSTMENTS. The Exercise Price and the number of Warrant Shares to be received by the Holder upon exercise of the Warrant shall be subject to adjustment from time to time as follows:

     (a) If the Company shall issue, or be deemed to have issued (pursuant to subsection (3) of Section 4(b)), any shares of Common Stock, (other than Excluded Stock (as defined below), for a consideration (determined in the manner provided in subsections (1), (2) and (3) of Section 4(b)) per share less than the Exercise Price, the Exercise Price to be in effect following such issuance shall be adjusted to a price equal to the consideration paid or payable to the Company with respect to such issuance or deemed issuance.

     (b) For the purposes of Section 4(a), the following provisions shall be applicable:

          (1) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting any discounts, commissions or expenses paid or incurred by the Company in connection with the issuance and sale thereof.

          (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, in accordance with GAAP; provided, however, that if, at the time of such determination, the Company's Common Stock is traded in the over-the-counter market or on a national or regional securities exchange, such fair market value as determined by the Board of Directors shall be the "fair market value" (as defined in Section 9(b) below) of the shares of Common Stock being issued.

          (3) In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock (other than Excluded Stock), (ii) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock), or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock):

               (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the aggregate consideration (determined in the manner provided in subsections (1) and (2) of this Section 4(b)), if any, received, (or to be received) by the Company upon the issuance of such options or rights and upon exercise thereof for the Common Stock covered thereby;

               (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the aggregate consideration received (or to be received) by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (1) and (2) of this Section 4(b)); and

               (C) on any change in the number of shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities (other than a change resulting from the anti-dilution provisions, if any, of such options, rights or securities, unless the event giving rise to such adjustment does not also give rise to an adjustment in the Exercise Price pursuant to the terms of this Section 4), then the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon (x) the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change, as the case may be, been made upon the basis of such change or (y) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change.

     (c) "Excluded Stock" shall mean:

          (1) all shares of Common Stock issued and outstanding on the effective date hereof;

          (2) all shares of Common Stock into which securities issued and outstanding on the date hereof are convertible;

          (3) subject to adjustment pursuant to stock splits, stock dividends and the like, up to 3,450,000 shares of Common Stock or other securities issued or issuable to employees, officers, consultants or directors of the Company under any agreement, arrangement or plan, including any incentive stock plan, approved by the Board of Directors and the stockholders of the Company; and

          (4) all warrants for purchase of Common Stock issued concurrently with this Warrant.

     (d) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Exercise Price in effect immediately prior to such event shall be proportionately decreased, and the number of Warrant Shares shall be proportionately increased.

     (e) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price in effect immediately prior to such event shall be proportionately increased, and the number of Warrant Shares shall be proportionately decreased.

     (f) In case, at any time after the date hereof, of any capital reorganization, or any reclassification of the Common Stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or of the consolidation or merger of the Company with or into another person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Stock) or of the sale of other disposition of all or substantially all the properties and assets of the Company as an entirety to any other person, the Warrant Shares shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, receive upon exercise of this Warrant, the kind and number of shares of stock or other securities or property or cash of the Company or of the entity resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which a holder of the number of Shares of Common Stock deliverable upon exercise would have been entitled on such reorganization, reclassification, consolidation, merger, sale or other disposition had this Warrant been exercised immediately prior to such event assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent person"), or an Affiliate of a constituent Person and
(ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph (i) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 4(f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

     (g) All calculations under this Section 4 shall be made to the nearest cent.

     (h) In the event that, at any time as a result of the provisions of this
Section 4, the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

     (i) Upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at the last registered address of such holder as shown on the books of the

Company, which notice shall state the facts leading to, and the Exercise Price resulting from, such adjustment.

          5. PRIOR NOTICE AS TO CERTAIN EVENTS. If, at any time:

               (a) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock;

               (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights;

               (c) there shall be any reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another entity; or

               (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

          then, in each such case, the Company shall give prior written notice, by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

          6. RESERVATION OF COMMON STOCK. The Company shall, at all times, reserve and keep available for issuance and delivery upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company as will be sufficient to permit the exercise in full of this Warrant. Upon such issuance, all such shares will be validly issued, fully paid and nonassessable free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

          7. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price.

          8. EXERCISE PROCEDURE. (a) This Warrant may be exercised, in whole or in part, or from time to time, prior to the Expiration Date, by presenting it and tendering the Exercise Price, at the option of the Holder (i) in legal tender, (ii) by bank cashier's or certified check, or (iii) by cancellation of indebtedness owing under the Debenture held by Holder, at the principal office of the Company along with written subscription substantially in the form of Exhibit "A" attached hereto. The date on which this Warrant is thus surrendered, accompanied by tender or payment as hereinbefore or hereinafter provided, is referred to herein as the "Exercise Date." The Company shall forthwith at its sole expense (including the payment of issue taxes), issue and deliver to Holder certificates for the proper number of Warrant Shares upon exercise of this Warrant within 10 days after the Exercise Date, and such Warrant Shares shall be deemed issued and the Holder deemed the holder of record of such Warrant Shares, for all purposes as of the opening of business on the Exercise Date, notwithstanding any delay in the actual issuance.

          (b) The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

          (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph (12) hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          9. Cashless Exercise.
             -----------------

          (a) RIGHT TO CONVERT. Notwithstanding anything herein to the contrary, in lieu of payment of the applicable Exercise Price, the Holder may elect to receive upon exercise of this Warrant, the number of Warrants Shares reduced by a number of shares of Common Stock having the aggregate Fair Market Value equal to the aggregate Exercise Price for the Warrant Shares.

          (b) FAIR MARKET VALUE. For purposes hereof, the Fair Market Value of a share of Common Stock is determined as follows:

               (i) If the Common Stock of the Company is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market (National Market), the Fair Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last trading day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system.

               (ii) If the Common Stock of the Company is not so listed or admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last trading day prior to the date of the exercise of this Warrant.

               (iii) If the Common Stock of the Company is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Fair Market Value shall be an amount reasonably determined in such reasonable manner as may be prescribed by the Board of Directors of the Company

          (c) METHOD OF EXERCISE. This Warrant may be exercised in accordance with the provisions of this Section 9 by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to so exercise the Warrant. With the exception of the payment of the Exercise Price, the provisions of Section 8 hereof shall apply to any such exercise.

          10. TRANSFER OF BORROWERS' BUSINESS. If, prior to the issuance of the Warrant Shares hereunder, a "Transfer of Borrowers' Business" (as defined in
Article I of the Investment Agreement) shall occur, the Holder, at its option, may receive, in lieu of the Warrant Shares otherwise issuable hereunder, such money or property as it would have been entitled to receive if this Warrant had been exercised immediately prior to the Transfer of Borrowers' Business.

          11. SALE OF WARRANT OR SHARES. Neither this Warrant nor any of the Warrant Shares have been registered under the Act or under the securities laws of any state. Neither this Warrant nor any of the Warrant Shares (when issued) may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of in the absence of: (a) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (b) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the Warrant Shares issued upon exercise of the purchase rights herein prior to said registration and qualification of such shares to bear the following legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

          12. TRANSFER. This Warrant shall be registered on the books of the Company which shall be kept at the offices of the Company for that purpose, and shall be transferable in whole or in part, but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit "B" attached hereto, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

          13. REPLACEMENT OF WARRANT. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) if required by the Company, upon reasonably satisfactory indemnification, the Company, at Holder's expense, will issue in lieu thereof a new Warrant of like tenor.

          14. INVESTMENT COVENANT. By its acceptance hereof, the Holder represents and warrants that this Warrant is, and any Warrant Shares issued hereunder will be, acquired for its own account for investment purposes, and the Holder covenants that it will not distribute the same in violation of any state or federal law or regulation.

          15. REGISTRATION RIGHTS. The Holder has certain "piggyback" and "demand" registration rights in regard to the Warrant Shares issued or issuable hereunder as set forth in the Registration Rights Agreement, dated of even date herewith between the Company, the Holder, and certain other parties thereto.

          16. GOVERNING LAW. This Warrant shall be construed according to the laws of Delaware (other than its conflict of law rules).

          17. AMENDMENTS; WAIVERS. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its President, and its corporate seal to be hereunto affixed and the said seal to be attested by its Secretary, as of the 24th day of July, 1996.

                                       AU BON PAIN CO., INC.
                                       a Delaware corporation



Attest:                                By:                          [Seal]
       ----------------------             --------------------------
                                          President

                                    EXHIBIT A
                                    ---------

                            IRREVOCABLE SUBSCRIPTION
                            ------------------------

To:  AU BON PAIN CO., INC.

     The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ________________ shares of the Common Stock of AU BON PAIN CO., INC., and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of:

         ------------------------------
         (Name)

         ------------------------------
         (Address)

         ------------------------------
         (Taxpayer Number)

         and delivered to:

         ------------------------------
         (Name)

         ------------------------------
         (Address)

         The Exercise Price of $______ is enclosed.

         or

         In lieu of payment of the Exercise Price, the undersigned hereby invokes the provisions of Section 9 of the Warrant.

         Date:
              ---------------

         Signed:
                ---------------------------------------------------
                           (Name of Holder, Please Print)

                           ----------------------------------------
                           (Address)

                           ----------------------------------------
                           (Signature)

                                    EXHIBIT B
                                    ---------

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

         -------------------------------
         (Name)

         -------------------------------
         (Address)

         the attached Warrant, together with all right, title and interest therein to purchase _____________ shares of the Common Stock of AU BON PAIN CO., INC., and does hereby irrevocably appoint _______________________ as attorney-in-fact to transfer said Warrant on the books of AU BON PAIN CO., INC., with full power of substitution in the premises.

         Done this ______ day of ____________ 19____.




                                  ------------------------------
                                      (Signature)

                                  ------------------------------
                                      (Name and title)

                                  ------------------------------

                                  ------------------------------
                                                    (Address)